UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 25, 2014

FRANKLIN STREET PROPERTIES CORP.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32470	04-3578653
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

401 Edgewater Place, Suite 200, Wakefield, Massachusetts 01880

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 557-1300

                                    Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 25, 2014, Barbara J. Fournier informed Franklin Street Properties Corp. (the “Company”) that, effective March 31, 2015, she will retire from the Company and resign her positions as the Company’s Executive Vice President, Chief Operating Officer, Treasurer and Secretary. In addition, Ms. Fournier informed the Company that she will not stand for re-election to the Board of Directors upon the conclusion of her term as a Class II director at the 2015 annual meeting of stockholders. Ms. Fournier has confirmed that her decisions were not due to a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN STREET PROPERTIES CORP.

By: /s/ George J. Carter

George J. Carter

President and Chief Executive Officer

Date: July 25, 2014